As filed with the Securities and Exchange Commission on December 11, 2009
Registration No. 333-163277

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
Form S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CRIMSON EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Delaware	1311	20-3037840
(State or other jurisdiction of Incorporation)	(Primary Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

E. Joseph Grady
Senior Vice President and Chief Financial Officer
717 Texas Avenue, Suite 2900
Houston, Texas 77002
(713) 236-7400
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices and agent for service)

Copies to:

J. Michael Chambers Patrick J. Hurley	James M. Prince Gillian A. Hobson
Akin Gump Strauss Hauer & Feld LLP 1111 Louisiana Street, Suite 4400 Houston, Texas 77002 (713) 220-5800 (713) 236-0822 (fax)	Vinson & Elkins L.L.P. 1001 Fannin Street, Suite 2500 Houston, Texas 77002 (713) 758-2222 (713) 758-2346 (fax)

Approximate date of commencement of proposed sale to the public:  As soon as practical after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
     This Amendment is filed solely to file the exhibits indicated in Item 16 of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15, or 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable by Crimson Exploration in connection with the issuance and distribution of the securities being registered. All amounts are estimates except the SEC registration and The NASDAQ Global Market filing fees.

SEC registration fee	$9,240
The NASDAQ Global Market filing fee	5,000
FINRA filing fee	13,000
Listing fee	125,000
Transfer agent’s fee	3,000
Printing and engraving expenses	150,000
Legal and accounting fees and expenses	400,000
Miscellaneous	150,000

Total	$855,240

Item 14:	Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law permits the Registrant to indemnify directors, officers, employees or agents, or persons serving in such capacity at the Registrant’s request at another entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred, other than an action by or in the right of the Registrant, to which such director, officer, employee or agent may be a party, provided such person shall have acted in good faith and shall have reasonably believed that his conduct was in or not opposed to the best interests of the Registrant and, in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the Registrant against a director, officer, employee or agent, the Registrant has the power to indemnify such director, officer, employee or agent for actual and reasonable expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such suit (a) if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and (b) if found liable to the Registrant, only if ordered by a court of law. Section 145 provides that such section is not exclusive of any other indemnification rights granted by the Registrant to directors, officers, employees or agents. The Delaware General Corporation Law provides for mandatory indemnification of directors and officers where such director or officer is successful on the merits in the types of proceedings discussed above.

The Certificate of Incorporation and Bylaws of the Registrant provides for mandatory indemnification of directors to the fullest extent authorized or permitted by applicable law. The right to indemnification is a contract right and includes the right to be paid by the Registrant the expenses incurred in defending any such proceeding in advance of its final disposition. Our Bylaws provide that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by a director in his capacity as a director or officer of the Registrant may be made only upon delivery to the Registrant of an undertaking to repay all advanced amounts if it is ultimately determined by final nonappealable judicial decision that such person is not entitled to be indemnified for those expenses.

The Certificate of Incorporation of the Registrant also contains a provision eliminating the liability of a director to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law.

The Registrant has obtained insurance on behalf of the Registrant and its directors and officers individually against certain liabilities. By reason of this coverage, the Registrant and its directors and officers will be insured against most lawsuits and claims arising from unintentional acts or omissions, including such lawsuits and claims brought under the federal securities laws (other than under Section 16(b) of the Exchange Act). In addition, our directors and officers have entered into indemnification agreements providing for indemnification and advancement of expenses in connection with legal proceedings.

Item 15.	Recent Sales of Unregistered Securities.

As shown in the table below, since January 1, 2006, we issued common stock not registered under the Securities Act of 1933, as amended, in transactions we believe are exempt under Section 4(2) of the Act due to the limited number of persons involved and their relationship with us or in the case of conversions, exempt under Section 3(a)(9) of the Act. No underwriters were used, and no underwriting discounts or commissions were paid in connection with the sales.

				Exercise/
			Underlying	Conversion
Date	Derivative	Holder(s)	Shares	Price	Consideration

7/11/2008	Common Stock	Existing Stockholders	14,286	$9.00	Series H Preferred Stock Conversion
2/7/2008	Common Stock	Existing Stockholder	34,821	$9.00	Series G Preferred Stock Conversion
12/20/2007	Common Stock	Existing Stockholder	50,000	$80.00	Series D Preferred Stock Conversion
10/05/2007	Common Stock	Accredited Investors	2,818	NA	Director Compensation
9/28/2007	Common Stock	Accredited Investors	250,000	NA	Compensation to Company’s Executive Officers
5/29/2007	Common Stock	Existing Stockholder	428,572	$3.50	Series H Preferred Stock Conversion
5/29/2007	Common Stock	Existing Stockholder	291,247	$9.00	Series E Preferred Stock Conversion
5/8/2007	Common Stock	Accredited Investor	750,000	NA	EXCO Acquisition
5/12/2006	Common Stock	Accredited Investors	2,410	NA	Director Compensation
3/01/2006	Common Stock	Accredited Investors	26,234	NA	Bonus compensation to Company’s Executive Officers

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits

Number		Description

*1	.1	Form of Underwriting Agreement

2.1		Agreement and Plan of Merger, dated March 14, 2006, among Crimson Exploration, Inc., Exploration Operating, Inc., Core Natural Resources, Inc. and its stockholders (incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005)

2.2		Membership Interest Purchase and Sale Agreement, dated May 8, 2007, by and among EXCO Resources, Inc., Southern G Holdings, LLC, Crimson Exploration Inc. and Crimson Exploration Operating Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 15, 2007)

2.3		Purchase and Sale Agreement, dated April 28, 2008, by and among Smith Production, Inc. and Crimson Exploration Inc. (incorporated by reference to Exhibit 2.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008)

3.1		Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.2		Certificate of Designation, Preferences and Rights of Series D Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K filed July 5, 2005)

Number		Description

3.3		Certificate of Designation, Preferences and Rights of Series E Cumulative Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.4		Certificate of Designation, Preferences and Rights of Series G Convertible Preferred Stock (incorporated by reference to Exhibit 3.5 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.5		Certificate of Designation, Preferences and Rights of Series H Convertible Preferred Stock (incorporated by reference to Exhibit 3.6 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.6		Bylaws of the Crimson Exploration Inc. (incorporated by reference to Exhibit 3.7 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.7		Certificate of Amendment of Certificate of Incorporation (incorporated by reference to Appendix A to the Company’s Definitive Information Statement on Schedule 14C filed August 18, 2006)

3.8		Certificate of Amendment to Certificate of Designation, Preferences and Rights of Series G Convertible Preferred Stock of Crimson Exploration Inc., dated December 8, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 10, 2009)

4.1		Form of Common Stock Certificate (incorporated by reference to Exhibit 3.7 to the Company’s Current Report on Form 8-K filed July 5, 2005)

4.2		Letter Agreement by and among GulfWest Energy Inc., a Texas corporation, GulfWest Oil & Gas Company and the investors listed on the signature page thereof, dated April 22, 2004 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 10, 2004)

4.3		Registration Rights Agreement, dated May 8, 2007, by and between Crimson Exploration Inc. and EXCO Resources, Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed May 15, 2007)

4.4		Shareholders Rights Agreement between GulfWest Energy Inc. and OCM GW Holdings, LLC dated February 28, 2005 (incorporated by reference to Exhibit 99(e) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

4.5		Omnibus and Release Agreement among GulfWest Energy Inc., OCM GW Holdings, LLC and those signatories set forth on the signature page thereto, dated as of February 28, 2005 (incorporated by reference to Exhibit 99(f) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

4.6		Waiver, Consent and First Amendment to the Shareholders Rights Agreement, dated as of December 7, 2009, between Crimson Exploration Inc. and OCM GW Holdings, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed December 10, 2009)

4.7		Termination Agreement, dated as of December 7, 2009, between Crimson Exploration Inc. and OCM GW Holdings, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed December 10, 2009)

*5	.1	Opinion of Akin Gump Strauss Hauer & Feld LLP

#10	.1	Amended and Restated Employment Agreement between Allan D. Keel and Crimson Exploration Inc., dated December 30, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.2	Amended and Restated Employment Agreement between E. Joseph Grady and Crimson Exploration Inc., dated December 31, 2008 (incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

Number		Description

#10	.3	GulfWest Oil Company 1994 Stock Option and Compensation Plan, amended and restated as of April 1, 2001 and approved by the stockholders on May 18, 2001 (incorporated by reference to Exhibit I of the Company’s Proxy Statement on Form DEF 14A, filed on April 16, 2001)

#10	.4	GulfWest Energy Inc. 2004 Stock Option Incentive Plan. (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004)

#10	.5	GulfWest Energy Inc. 2005 Stock Option Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004)

#10	.6	Form of GulfWest Energy Inc. 2005 Stock Incentive Plan Stock Option Agreement (incorporated by reference to Exhibit 10.6 of Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005)

#10	.7	Form of Indemnification Agreement for directors and officers (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 21, 2005)

10.8		Series G Subscription Agreement between GulfWest Energy Inc. and OCM GW Holdings, LLC dated February 28, 2005 (incorporated by reference to Exhibit 99(a) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

10.9		Series A Subscription Agreement between GulfWest Oil & Gas Company and OCW GW Holdings, LLC dated February 28, 2005 (incorporated by reference to Exhibit 99(b) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

10.10		Oil and Gas Property Acquisition, Exploration and Development Agreement with Summit Investment Group-Texas, L.L.C. effective December 1, 2001 (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement No. 333-116048 on Form S-1)

#10	.11	Amended and Restated Employment Agreement between Tracy Price and Crimson Exploration Inc., dated December 30, 2008 (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009)

#10	.12	Amended and Restated Employment Agreement between Tommy Atkins and Crimson Exploration Inc., dated December 29, 2008 (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.13	Amended and Restated Employment Agreement between Jay S. Mengle and Crimson Exploration Inc., dated December 31, 2008 (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.14	Summary terms of Director Compensation Plan (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.15	Form of director and officer restricted stock grant (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 21, 2005)

10.16		Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., as borrower, Credit Suisse, as agent, and each lender from time to time party thereto. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed May 15, 2007)

#10	.17	Form of executive officer restricted stock grant for grants outside the 2005 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed August 7, 2007)

Number		Description

10.18		Amendment No. 1, dated as of June 5, 2007, to the Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., as borrower, Credit Suisse, as agent, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 8, 2007)

10.19		Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., as borrower, Wells Fargo Bank, National Association, as agent, Wells Fargo Bank, National Association and The Royal Bank of Scotland, plc, as co-lead arrangers and joint bookrunners, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 6, 2007)

#10	.20	Employment Agreement between Rusty Shepherd and Crimson Exploration Inc., dated December 31, 2008 (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.21	Crimson Exploration Inc. 2005 Stock Incentive Plan, Amended and Restated Effective as of August 15, 2008 (incorporated by reference to Exhibit A of the Company’s Information Statement on Schedule 14C filed September 25, 2008)

#10	.22	Form of Restricted Stock Award used in connection with option exchange and in connection with the Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed September 11, 2008)

#10	.23	Long-Term Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008)

#10	.24	Cash Incentive Bonus Plan (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008)

#10	.25	Long Term Performance Plan Form of Restricted Stock Award Agreement for Employees (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

#10	.26	Long Term Incentive Performance Plan Form of Stock Option Agreement for Employees (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

#10	.27	Long Term Incentive Performance Plan Form of Restricted Stock Award Agreement for Executive Officers (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

#10	.28	Long Term Incentive Performance Plan Form of Restricted Stock Option Agreement for Executive Officers (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

10.29		Amendment No. 2, dated as of May 13, 2009, to the Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., as borrower, Credit Suisse, as agent, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

10.30		Amendment No. 3 and Waiver, dated as of November 6, 2009, to the Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., Crimson Exploration Operating, Inc. and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K for the quarter filed November 13, 2009)

10.31		First Amendment, dated as of July 31, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, by and among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 5, 2009)

Number		Description

10.32		Second Amendment, dated as of November 6, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.33		Third Amendment and Limited Waiver, dated as of November 6, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.34		Promissory Note, dated November 6, 2009, made by Crimson Exploration Inc. to Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.35		Subordinated Promissory Note, dated November 6, 2009, made by Crimson Exploration Inc. to OCM GW Holdings, LLC (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.36		Fourth Amendment, dated as of December 7, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 10, 2009)

***21	.1	Subsidiaries of the Registrant

***23	.1	Consent of Grant Thornton LLP

***23	.2	Consent of Netherland, Sewell & Associates, Inc.

*23	.3	Consent of Akin Gump Strauss Hauer & Feld LLP (contained in Exhibit 5.1)

***24	.1	Power of Attorney (set forth on the signature page hereto)

*	Filed herewith

**	To be filed by amendment.

***	Previously filed

#	Management contract or compensatory plan or arrangement

(b)	Financial Statement Schedules

No financial statement schedules are included herein. All other schedules for which provision is made in the applicable accounting regulation of the SEC are not required under the related instructions, are inapplicable, or the information is included in the consolidated financial statements, and have therefore been omitted.

Item 17.	Undertakings.

The undersigned Registrant hereby undertakes the following:

(1) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the

Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(2) (a) For purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 11th day of December, 2009.

Crimson Exploration Inc.

By:	/s/ Allan D. Keel
Allan D. Keel
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

/s/ Allan D. Keel Allan D. Keel	President, Chief Executive Officer and Director (Principal Executive Officer)	December 11, 2009

/s/ E. Joseph Grady E. Joseph Grady	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	December 11, 2009

/s/ Terence Lynch Terence Lynch	Chief Accounting Officer (Principal Accounting Officer)	December 11, 2009

/s/ B. James Ford* B. James Ford	Director	December 11, 2009

/s/ Adam C. Pierce* Adam C. Pierce	Director	December 11, 2009

/s/ Lee B. Backsen* Lee B. Backsen	Director	December 11, 2009

/s/ Lon McCain* Lon McCain	Director	December 11, 2009

The undersigned director of Crimson Exploration Inc. hereby constitutes and appoints Allan D. Keel and E. Joseph Grady, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and his name place and stead, in any and all capacities, to execute any and all amendments (including post-effective amendments) to this registration statement, to sign any registration statement filed pursuant to Rule 424(b) of the Securities Act of 1933, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed below by the following person in the capacity and on the date indicated below.

Signature	Title	Date

Cassidy J. Traub	Director	December 11, 2009

*By: /s/ Allan D. Keel Allan D. Keel, attorney-in-fact pursuant to a Power of Attorney Previously Filed

INDEX TO EXHIBITS

Number		Description

*1	.1	Form of Underwriting Agreement

2.1		Agreement and Plan of Merger, dated March 14, 2006, among Crimson Exploration, Inc., Exploration Operating, Inc., Core Natural Resources, Inc. and its stockholders (incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005)

2.2		Membership Interest Purchase and Sale Agreement, dated May 8, 2007, by and among EXCO Resources, Inc., Southern G Holdings, LLC, Crimson Exploration Inc. and Crimson Exploration Operating Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 15, 2007)

2.3		Purchase and Sale Agreement, dated April 28, 2008, by and among Smith Production, Inc. and Crimson Exploration Inc. (incorporated by reference to Exhibit 2.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008)

3.1		Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.2		Certificate of Designation, Preferences and Rights of Series D Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.3		Certificate of Designation, Preferences and Rights of Series E Cumulative Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.4		Certificate of Designation, Preferences and Rights of Series G Convertible Preferred Stock (incorporated by reference to Exhibit 3.5 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.5		Certificate of Designation, Preferences and Rights of Series H Convertible Preferred Stock (incorporated by reference to Exhibit 3.6 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.6		Bylaws of the Crimson Exploration Inc. (incorporated by reference to Exhibit 3.7 to the Company’s Current Report on Form 8-K filed July 5, 2005)

3.7		Certificate of Amendment of Certificate of Incorporation (incorporated by reference to Appendix A to the Company’s Definitive Information Statement on Schedule 14C filed August 18, 2006)

3.8		Certificate of Amendment to Certificate of Designation, Preferences and Rights of Series G Convertible Preferred Stock of Crimson Exploration Inc., dated December 8, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 10, 2009)

4.1		Form of Common Stock Certificate (incorporated by reference to Exhibit 3.7 to the Company’s Current Report on Form 8-K filed July 5, 2005)

4.2		Letter Agreement by and among GulfWest Energy Inc., a Texas corporation, GulfWest Oil & Gas Company and the investors listed on the signature page thereof, dated April 22, 2004 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 10, 2004)

4.3		Registration Rights Agreement, dated May 8, 2007, by and between Crimson Exploration Inc. and EXCO Resources, Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed May 15, 2007)

4.4		Shareholders Rights Agreement between GulfWest Energy Inc. and OCM GW Holdings, LLC dated February 28, 2005 (incorporated by reference to Exhibit 99(e) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

Number		Description

4.5		Omnibus and Release Agreement among GulfWest Energy Inc., OCM GW Holdings, LLC and those signatories set forth on the signature page thereto, dated as of February 28, 2005 (incorporated by reference to Exhibit 99(f) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

4.6		Waiver, Consent and First Amendment to the Shareholders Rights Agreement, dated as of December 7, 2009, between Crimson Exploration Inc. and OCM GW Holdings, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed December 10, 2009)

4.7		Termination Agreement, dated as of December 7, 2009, between Crimson Exploration Inc. and OCM GW Holdings, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed December 10, 2009)

*5	.1	Opinion of Akin Gump Strauss Hauer & Feld LLP

#10	.1	Amended and Restated Employment Agreement between Allan D. Keel and Crimson Exploration Inc., dated December 30, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.2	Amended and Restated Employment Agreement between E. Joseph Grady and Crimson Exploration Inc., dated December 31, 2008 (incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.3	GulfWest Oil Company 1994 Stock Option and Compensation Plan, amended and restated as of April 1, 2001 and approved by the stockholders on May 18, 2001 (incorporated by reference to Exhibit I of the Company’s Proxy Statement on Form DEF 14A, filed on April 16, 2001)

#10	.4	GulfWest Energy Inc. 2004 Stock Option Incentive Plan. (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004)

#10	.5	GulfWest Energy Inc. 2005 Stock Option Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004)

#10	.6	Form of GulfWest Energy Inc. 2005 Stock Incentive Plan Stock Option Agreement (incorporated by reference to Exhibit 10.6 of Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005)

#10	.7	Form of Indemnification Agreement for directors and officers (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 21, 2005)

10.8		Series G Subscription Agreement between GulfWest Energy Inc. and OCM GW Holdings, LLC dated February 28, 2005 (incorporated by reference to Exhibit 99(a) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

10.9		Series A Subscription Agreement between GulfWest Oil & Gas Company and OCW GW Holdings, LLC dated February 28, 2005 (incorporated by reference to Exhibit 99(b) of the Schedule 13D, Reg. No. 005-54301, filed on March 10, 2005)

10.10		Oil and Gas Property Acquisition, Exploration and Development Agreement with Summit Investment Group-Texas, L.L.C. effective December 1, 2001 (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement No. 333-116048 on Form S-1)

#10	.11	Amended and Restated Employment Agreement between Tracy Price and Crimson Exploration Inc., dated December 30, 2008 (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009)

#10	.12	Amended and Restated Employment Agreement between Tommy Atkins and Crimson Exploration Inc., dated December 29, 2008 (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.13	Amended and Restated Employment Agreement between Jay S. Mengle and Crimson Exploration Inc., dated December 31, 2008 (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

Number		Description

#10	.14	Summary terms of Director Compensation Plan (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.15	Form of director and officer restricted stock grant (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 21, 2005)

10.16		Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., as borrower, Credit Suisse, as agent, and each lender from time to time party thereto. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed May 15, 2007)

#10	.17	Form of executive officer restricted stock grant for grants outside the 2005 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed August 7, 2007)

10.18		Amendment No. 1, dated as of June 5, 2007, to the Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., as borrower, Credit Suisse, as agent, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 8, 2007)

10.19		Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., as borrower, Wells Fargo Bank, National Association, as agent, Wells Fargo Bank, National Association and The Royal Bank of Scotland, plc, as co-lead arrangers and joint bookrunners, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 6, 2007)

#10	.20	Employment Agreement between Rusty Shepherd and Crimson Exploration Inc., dated December 31, 2008 (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008)

#10	.21	Crimson Exploration Inc. 2005 Stock Incentive Plan, Amended and Restated Effective as of August 15, 2008 (incorporated by reference to Exhibit A of the Company’s Information Statement on Schedule 14C filed September 25, 2008)

#10	.22	Form of Restricted Stock Award used in connection with option exchange and in connection with the Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed September 11, 2008)

#10	.23	Long-Term Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008)

#10	.24	Cash Incentive Bonus Plan (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008)

#10	.25	Long Term Performance Plan Form of Restricted Stock Award Agreement for Employees (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

#10	.26	Long Term Incentive Performance Plan Form of Stock Option Agreement for Employees (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

#10	.27	Long Term Incentive Performance Plan Form of Restricted Stock Award Agreement for Executive Officers (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

#10	.28	Long Term Incentive Performance Plan Form of Restricted Stock Option Agreement for Executive Officers (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

10.29		Amendment No. 2, dated as of May 13, 2009, to the Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., as borrower, Credit Suisse, as agent, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

Number		Description

10.30		Amendment No. 3 and Waiver, dated as of November 6, 2009, to the Second Lien Credit Agreement, dated as of May 8, 2007, among Crimson Exploration Inc., Crimson Exploration Operating, Inc. and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K for the quarter filed November 13, 2009)

10.31		First Amendment, dated as of July 31, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, by and among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 5, 2009)

10.32		Second Amendment, dated as of November 6, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.33		Third Amendment and Limited Waiver, dated as of November 6, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.34		Promissory Note, dated November 6, 2009, made by Crimson Exploration Inc. to Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.35		Subordinated Promissory Note, dated November 6, 2009, made by Crimson Exploration Inc. to OCM GW Holdings, LLC (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed November 13, 2009)

10.36		Fourth Amendment, dated as of December 7, 2009, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lenders party thereto and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 10, 2009)

***21	.1	Subsidiaries of the Registrant

***23	.1	Consent of Grant Thornton LLP

***23	.2	Consent of Netherland, Sewell & Associates, Inc.

*23	.3	Consent of Akin Gump Strauss Hauer & Feld LLP (contained in Exhibit 5.1)

***24	.1	Power of Attorney (set forth on the signature page hereto)

*	Filed herewith

**	To be filed by amendment.

***	Previously filed

#	Management contract or compensatory plan or arrangement